INVESTOR PRESENTATION: FIRST QUARTER 2021

2 SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 A&F cautions that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this presentation or made by management or spokespeople of A&F involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond the company's control. Words such as "estimate," "project," "plan," "believe," "expect," "anticipate," "intend," and similar expressions may identify forward-looking statements. Except as may be required by applicable law, we assume no obligation to publicly update or revise our forward-looking statements. Risks and uncertainties related to the duration and impact of the COVID-19 pandemic on the Company and the factors disclosed in "ITEM 1A. RISK FACTORS" of A&F's Annual Report on Form 10-K for the fiscal year ended January  30, 2021, in some cases have affected, and in the future could affect, the company's financial performance and could cause actual results for the 2021 fiscal year and beyond to differ materially from those expressed or implied in any of the forward-looking statements included in this presentation or otherwise made by management. OTHER INFORMATION The following presentation includes certain adjusted non-GAAP financial measures. Additional details about non-GAAP financial measures and a reconciliation of GAAP financial measures to non-GAAP financial measures is included in the news release issued by the company on May 26, 2021 which is available in the "Investors" section of the company's website, located at corporate.abercrombie.com. As used in the presentation, "GAAP" refers to accounting principles generally accepted in the United States of America. As used in the presentation, "Hollister" refers to the company's Hollister and Gilly Hicks brands and "Abercrombie" refers to the company's Abercrombie & Fitch and abercrombie kids brands. Sub-totals and totals may not foot due to rounding. Net income (loss) and net income (loss) per share financial measures included herein are attributable to Abercrombie & Fitch Co., excluding net income attributable to noncontrolling interests.

3 TABLE OF CONTENTS Safe Harbor and Other Information 2 Company Overview 4 Focus Areas 7 Digital Evolution 12 Global Store Network Optimization 14 Q1 2021 Results 18 Financial Position, Liquidity & Capital Allocation 24 Appendix 30

4 COMPANY OVERVIEW

5 GILLY HICKS Hollister also carries an intimates brand, Gilly Hicks, which offers intimates, loungewear and sleepwear. Its products are designed to invite everyone to embrace who they are underneath it all. SOCIAL TOURIST Social Tourist is the creative vision of Hollister, the teen brand liberating the spirit of an endless summer, and social media personalities Dixie and Charli D’Amelio. The lifestyle brand creates trend forward apparel that allows teens to experiment with their style, while exploring the duality of who they are both on social media and in real life. HOLLISTER The quintessential apparel brand of the global teen consumer, Hollister Co. believes in liberating the spirit of an endless summer inside everyone. At Hollister, summer isn’t just a season, it’s a state of mind. Hollister creates carefree style designed to make all teens feel celebrated and comfortable in their own skin, so they can live in a summer mindset all year long, whatever the season. ABERCROMBIE & FITCH Abercrombie & Fitch believes that every day should feel as exceptional as the start of the long weekend.   Since 1892, the brand has been a specialty retailer of quality apparel, outerwear and fragrance - designed to inspire our global customers to feel confident, be comfortable and face their Fierce. ABERCROMBIE KIDS A global specialty retailer of quality, comfortable, made-to-play favorites, abercrombie kids sees the world through kids’ eyes, where play is life and every day is an opportunity to be anything and better everything. COMPANY OVERVIEW OUR FIVE GLOBAL BRANDS

6 COMPANY-OPERATED RETAIL STORES COMPANY OVERVIEW GLOBAL, DIGITALLY-LED OMNICHANNEL RETAILER THE COMPANY'S PRODUCTS ARE SOLD GLOBALLY, PRIMARILY THROUGH ITS COMPANY-OWNED DIGITAL AND STORE CHANNELS, AS WELL AS THROUGH VARIOUS THIRD-PARTY ARRANGEMENTS 24 CAPABILITY TO SHIP TO OVER 110 COUNTRIES INTERNATIONAL THIRD-PARTY OPERATED STORES GLOBAL BRANDS, INCLUDING SOCIAL TOURIST WHICH LAUNCHED ON MAY 20, 2021 WHOLESALE PARTNERSHIPS, PRIMARILY INTERNATIONAL COUNTRIES WITH SHIP- FROM-STORE & 10 WITH PURCHASE-ONLINE-PICK- UP-IN-STORE CAPABILITIES OF FISCAL 2020 NET SALES WERE DERIVED INTERNATIONALLY 12 8 110 OF FISCAL 2020 NET SALES WERE DERIVED DIGITALLY Information provided on this slide is as of May 1, 2021 unless otherwise specified. 731 54% 32% 5

7 FOCUS AREAS

8 OPTIMIZING OUR GLOBAL STORE NETWORK • Rightsizing store fleet and adapting to the evolving role of the store as customers' shopping preferences shift ENHANCING DIGITAL AND OMNICHANNEL CAPABILITIES • Creating best-in-class customer experiences while growing profitably across channels INCREASING THE SPEED AND EFFICIENCY OF OUR CONCEPT-TO-CUSTOMER PRODUCT LIFE CYCLE • Investing in capabilities to position supply chain for greater speed, agility and flexibility • Utilizing data and analytics to offer the right product at the right time and the right price IMPROVING OUR CUSTOMER ENGAGEMENT THROUGH OUR LOYALTY PROGRAMS AND MARKETING OPTIMIZATION • Leveraging data, including our loyalty programs, to engage with customers across channels • Driving more efficient and effective marketing spend THE FOLLOWING TRANSFORMATION INITIATIVES HAVE CREATED THE FOUNDATION TO ALLOW US TO QUICKLY RESPOND TO COVID-19 AND FOCUS ON LONG-TERM SUSTAINABLE GROWTH: 1 2 3 4 FOCUS AREAS OUR PREVIOUSLY-STATED TRANSFORMATION INITIATIVES

9 ACCELERATING DIGITAL, DATA AND TECHNOLOGY INVESTMENTS TO INCREASE AGILITY AND IMPROVE CUSTOMER EXPERIENCE INCREASING OUR MARKETING INVESTMENTS TO BUILD ON THE MOMENTUM WE SEE ACROSS BRANDS AND GEOGRAPHIES DEDICATING RESOURCES TOWARDS CONTINUING GILLY HICKS GROWTH AND LAUNCHING SOCIAL TOURIST OPTIMIZING SQUARE FOOTAGE WHILE BEING OPPORTUNISTIC IN GLOBAL STORE EXPANSION INTEGRATING ENVIRONMENTAL, SOCIAL AND GOVERNANCE PRACTICES AND STANDARDS THROUGHOUT THE ORGANIZATION FOCUS AREAS OUR FOCUS AREAS FOR 2021 WE ENTERED 2021 ON THE OFFENSE WHILE WORKING TOWARDS RECAPTURING LOST SALES DUE TO COVID-19. WHILE WE CONTINUE TO OPERATE IN AN UNCERTAIN ENVIRONMENT WE WILL FOCUS ON WHAT WE CAN CONTROL

10 FOCUS AREAS LAUNCH OF NEW BRAND "SOCIAL TOURIST" THE COMPANY RECENTLY ANNOUNCED THAT SOCIAL MEDIA STARS, DIXIE AND CHARLI D'AMELIO, EXPANDED THEIR RELATIONSHIP WITH HOLLISTER TO CO-CREATE A TREND-FORWARD GLOBAL APPAREL BRAND AN EXCLUSIVE, MULTI-YEAR APPAREL AGREEMENT BETWEEN THE COMPANY AND THE D'AMELIOS ANNOUNCED: May 6, 2021 LAUNCHED: May 20, 2021 AVAILABLE AT: Hollister stores globally and online at www.socialtourist.com FEATURES FOUR DISTINCT APPAREL LINES: Gender- inclusive items, trend pieces such as dresses and skirts, everyday essentials featuring premium basics, and swim EACH COLLECTION WILL INCLUDE: Limited edition items, with new product dropping approximately every month

11 FOCUS AREAS HOW WE ARE NAVIGATING COVID-19 FOCUSING ON THE WELL-BEING OF ASSOCIATES AND CUSTOMERS • Implemented a range of health and safety measures with the well-being of the Company’s customers, associates and business partners in mind, including, but not limited to temporary store closures, reduced store hours, enhanced cleaning and social distancing measures OPTIMIZING DIGITAL OPERATIONS • Following recommended cleaning and distancing measures in the company's distribution centers to continue digital operations and mitigate shipping delays • Focusing on a seamless digital checkout experience for customers • Continuing to offer Purchase-Online-Pickup-in-Store, including curbside pickup at a majority of U.S. locations. • Working cross-functionally and utilizing Ship-from-Store capabilities to best leverage in-store inventory • Offered flexible return dates as stores reopened and extended our return policy to cover the period of store closures CONSERVATIVELY MANAGING CASH FLOWS IN THE NEAR-TERM GIVEN CONTINUED GLOBAL UNCERTAINTY AND TEMPORARY STORE CLOSURES •   Partnering with merchandise and non-merchandise vendors in regards to payment terms • Reevaluating budgeted expenses to better align operating costs with expected sales • Tightly managing inventories • Continuing suspension of the company's dividend program • Assessing government policy and economic stimulus responses to COVID-19

12 DIGITAL EVOLUTION

13 DIGITAL EVOLUTION DIGITALLY-LED GLOBAL RETAILER * In fiscal 2020, the company was impacted by the COVID-19 pandemic and experienced widespread temporary store closures, while the company’s digital operations continued to serve the customers during this unprecedented period. INVESTMENTS IN DIGITAL AND OMNICHANNEL CAPABILITIES OF $150M+ FISCAL 2017 - FISCAL 2020 FISCAL 2017 Digital sales penetration of 28%, <$1.0B FISCAL 2020* Digital sales penetration of 54%, $1.7B+ EXPECTED DIGITAL AND OMNICHANNEL INVESTMENTS FOR THE YEAR OF $50M+ FISCAL 2021

14 GLOBAL STORE NETWORK OPTIMIZATION

15 Total stores FY17 FY18 FY19 FY20 Q1 21 * Prior period figures have been revised to reflect a change in classification of certain stores to be consistent with current presentation. GROSS SQUARE FOOTAGE (in thousands) FY 17 FY 18 FY 19 FY 20 Q1 21 6,710 6,566 6,314 5,232 5,189 GLOBAL STORE NETWORK OPTIMIZATION ROUGHLY HALF OF GLOBAL STORE FLEET IN UPDATED FORMATS & GROSS SQUARE FOOTAGE REDUCED 23% SINCE 2017

16* Mall rating based on Green Street Advisors as of March 2021. YTD STORE OPTIMIZATION ACTIVITY Q1 2021 STORE FLEET DETAIL HOLLISTER ABERCROMBIE TOTAL COMPANY # OF STORES % OF FLEET # OF STORES % OF FLEET # OF STORES % OF FLEET LEGACY STORES 195 39% 117 50% 312 43% UPDATED FORMATS 291 58% 70 30% 361 49% OUTLETS 12 2% 40 17% 52 7% FLAGSHIPS 1 —% 5 2% 6 1% TOTAL 499 100% 232 100% 731 100% HOLLISTER ABERCROMBIE TOTAL NEW STORES 3 1 4 REMODELS — — — RIGHT-SIZES 1 — 1 NEW EXPERIENCES 4 1 5 PERMANENT CLOSURES (1) (7) (8) GLOBAL STORE NETWORK OPTIMIZATION 90% OF U.S. STORES LOCATED IN A/B MALLS FLAGSHIP STORE CLOSURES/ LEASE EXPIRATIONS (1) (1) Includes the A&F Singapore location, which closed in the first quarter of 2021, as well as the A&F 5th Avenue, New York City and A&F Hamburg, Germany locations. (2) Includes the A&F Amsterdam, Netherlands and the A&F Shanghai, China locations. (3) Includes the Hollister 5th Avenue, New York City and the A&F Ginza, Japan locations. (2) Q1 2021 U.S. STORE FLEET * A MALL B MALL C MALL FLAGSHIPS TOTAL # OF STORES 236 246 49 2 533 % OF U.S. FLEET 44% 46% 9% —% 100% (3)

GLOBAL STORE NETWORK OPTIMIZATION

731 STORES AS OF Q1 2021

NEW STORE OPENINGS & CLOSINGS

TOTAL COMPANY [1]	TOTAL	UNITED STATES	CANADA	EUROPE	ASIA	MIDDLE EAST
END OF Q4 2020	735	537	17	123	46	12
OPENINGS	4	2	—	1	1	—
PERMANENT CLOSINGS	(8)	(6)	—	(1)	(1)	—
END OF Q1 2021	731	533	17	123	46	12
HOLLISTER [2]	TOTAL	UNITED STATES	CANADA	EUROPE	ASIA	MIDDLE EAST
END OF Q4 2020	497	347	10	107	27	6
OPENINGS	3	2	—	—	1	—
PERMANENT CLOSINGS	(1)	—	—	(1)	—	—
END OF Q1 2021	499	349	10	106	28	6
ABERCROMBIE [3]	TOTAL	UNITED STATES	CANADA	EUROPE	ASIA	MIDDLE EAST
END OF Q4 2020	238	190	7	16	19	6
OPENINGS	1	—	—	1	—	—
PERMANENT CLOSINGS	(7)	(6)	—	—	(1)	—
END OF Q1 2021	232	184	7	17	18	6

GROSS SQUARE FOOTAGE

	HOLLISTER		ABERCROMBIE		TOTAL COMPANY		
(in thousands)	U.S.	INTERNATIONAL	U.S.	INTERNATIONAL	U.S.	INTERNATIONAL	TOTAL
Q4 2020	2,309	1,219	1,311	393	3,620	1,612	5,232
Q1 2021	2,324	1,212	1,275	378	3,599	1,590	5,189

(1) Store count excludes one international third-party operated multi-brand outlet store as of each of May 1, 2021 and January 30, 2021.

(2) Hollister includes the company's Hollister and Gilly Hicks brands. Locations with Gilly Hicks carveouts within Hollister stores are represented as a single store count. Excludes 10 international franchise stores as of May 1, 2021 and nine January 30, 2021. Excludes 12 Company-operated temporary stores as of each of May 1, 2021 and January 30, 2021.

(3) Abercrombie includes the company's Abercrombie & Fitch and abercrombie kids brands. Locations with abercrombie kids carveouts within Abercrombie & Fitch stores are represented as a single store count. Excludes 12 international franchise stores as of May 1, 2021 and 10 international franchise stores as of January 30, 2021. Excludes four Company-operated temporary stores as of May 1, 2021 and two Company-operated temporary stores as of January 30, 2021.

17

18 Q1 2021 RESULTS

19 “2021 is off to a strong start. We built on the significant progress we made in 2020, registering our best first quarter operating income since 2008. The first quarter is evidence that our shift to a digitally-led global business model is working. Total net sales grew 61% year-over-year, with digital sales up 45% to 52% of total sales. Inventories remained tightly controlled and product resonated with both new and existing customers, fueling improved price realization and benefiting gross margin rate, which expanded by 900 basis points. We remained focused on funding key investments in customer-facing initiatives and delivered significant first quarter operating leverage.” “Results were well-ahead of first quarter 2019 pre-COVID levels, with net sales 6% higher, including up 18% in our largest market, the U.S., gross margin expansion of 290 basis points and operating margin increasing 1,100 basis points. Sales growth was achieved despite the reduction of 1.3 million gross square feet of store space, or 20%, compared to the first quarter of 2019.” “Momentum has continued into the second quarter across brands, and early reaction to our newest member of the A&F Co. family, Social Tourist, has been amazing. Our solid foundation and strong liquidity position enables us to be on the offense. We remain focused on profitable topline growth, our ongoing digital evolution and our growth vehicles, including Gilly Hicks, and are committed to thoughtful expense management and global square footage optimization. Although the global landscape remains uncertain, I am excited about the future and more confident than ever in our ability to drive sustainable, long-term operating margin expansion.” FRAN HOROWITZ, CHIEF EXECUTIVE OFFICER Q1 2021 RESULTS CEO COMMENTARY

20 SIGNIFICANT ITEMS IMPACTING Q1 2021 RESULTS • Net sales increased 61%, or $296M, as compared to last year, reflecting an increase in both store and digital sales as the company anniversaries prior year COVID-19 related store closures. • Store occupancy expense decreased $32M, reflecting a decrease in store count and favorable rent negotiations. • Store payroll expense increased $13M, reflecting the return of certain expenses saved last year during COVID-19 temporary store closures. • Shipping and fulfillment expense increased $9M as compared to last year, driven by year-over-year digital sales growth of approximately 45%. • Asset impairment charges of $3M and $43M for this year and last year, respectively. (1) Adjusted non-GAAP results exclude the effect of certain items set out of page 31. (2) The estimated impact from foreign currency is calculated by applying current period exchange rates to prior year results using a 26% tax rate. Q1 2021 Q1 2020 GAAP $0.64 $(3.90) EXCLUDED ITEMS, NET OF TAX EFFECT (1) (0.03) (0.62) ADJUSTED NON-GAAP $0.67 $(3.29) IMPACT FROM FOREIGN CURRENCY EXCHANGE RATES (2) — (0.01) ADJUSTED NON-GAAP ON A CONSTANT CURRENCY BASIS $0.67 $(3.30) Q1 2021 RESULTS NET INCOME (LOSS) PER SHARE

21 TOTAL COMPANY NET SALES UP 61% AND 6% COMPARED TO Q1 2020 AND Q1 2019, RESPECTIVELY, TO $781M DIGITAL SALES UP 45% AND 81% TO LAST YEAR AND 2019, RESPECTIVELY, RESULTING IN Q1 2021 DIGITAL SALES OF $403M, OR 52% OF TOTAL NET SALES ABERCROMBIE $339M UP 60% TO LAST YEAR 43.4% OF TOTAL NET SALES HOLLISTER $442M UP 62% TO LAST YEAR 56.6% OF TOTAL NET SALES EMEA $159M UP 41% TO LAST YEAR 20.3% OF TOTAL NET SALES UNITED STATES $554M UP 72% TO LAST YEAR 70.9% OF TOTAL NET SALES APAC $46M UP 42% TO LAST YEAR 5.9% OF TOTAL NET SALES OTHER $23M UP 29% TO LAST YEAR 2.9% OF TOTAL NET SALES Q1 2021 RESULTS NET SALES

Q1 2021 RESULTS

OPERATING EXPENSE

GAAP

(in thousands)	Q1 2021	% OF NET SALES	Q1 2020	% OF NET SALES	Δ BPS [(3)]
STORE OCCUPANCY [(1)]	$107,277	13.7%	$138,962	28.6%	(1,490)
ALL OTHER [(2)]	209,331	26.8%	183,162	37.7%	(1,090)
STORES AND DISTRIBUTION	316,608	40.5%	322,124	66.4%	(2,590)
MARKETING, GENERAL & ADMINISTRATIVE	120,947	15.5%	108,257	22.3%	(680)
FLAGSHIP STORE EXIT BENEFITS	(1,100)	(0.1)%	(543)	(0.1)%	—
ASSET IMPAIRMENT, EXCLUSIVE OF FLAGSHIP STORE EXIT CHARGES	2,664	0.3%	42,928	8.8%	(850)
TOTAL	**$439,119**	**56.2%**	**$472,766**	**97.4%**	**(4,120)**

NON-GAAP*

(in thousands)	Q1 2021	% OF NET SALES	Q1 2020	% OF NET SALES	Δ BPS [(3)]
STORE OCCUPANCY [(1)]	$107,277	13.7%	$138,962	28.6%	(1,490)
ALL OTHER [(2)]	209,331	26.8%	183,162	37.7%	(1,090)
STORES AND DISTRIBUTION	316,608	40.5%	322,124	66.4%	(2,590)
MARKETING, GENERAL & ADMINISTRATIVE	120,947	15.5%	108,257	22.3%	(680)
FLAGSHIP STORE EXIT BENEFITS	(1,100)	(0.1)%	(543)	(0.1)%	—
ASSET IMPAIRMENT, EXCLUSIVE OF FLAGSHIP STORE EXIT CHARGES	—	0.0%	—	0.0%	—
TOTAL	**$436,455**	**55.9%**	**$429,838**	**88.6%**	**(3,270)**

* Q1 non-GAAP operating expense is presented on an adjusted non-GAAP basis, and excludes the effect of certain items set out of page 31.
(1) Includes operating lease costs, other landlord charges, utilities, depreciation and other occupancy expense.
(2) Includes selling payroll, store management and support, other store expense, direct-to-consumer expense, and distribution center costs.
(3) Rounded based on reported percentages.

22

23 (1) Gross profit is derived from cost of sales, exclusive of depreciation and amortization. GAAP (in thousands) Q1 2021   % OF NET SALES Q1 2020   % OF NET SALES Q1 2019 % OF NET SALES NET SALES $781,405 100.0% $485,359 100.0% $733,972 100.0% GROSS PROFIT (1) 495,134 63.4% 264,145 54.4% 444,090 60.5% OPERATING EXPENSE 439,119 56.2% 472,766 97.4% 471,965 64.3% OTHER OPERATING (INCOME) LOSS, NET (1,418) (0.2)% 506 0.1% (617) (0.1)% OPERATING INCOME (LOSS) 57,433 7.3% (209,127) (43.1)% (27,258) (3.7)% INTEREST EXPENSE, NET 8,606 1.1% 3,371 0.7% 616 0.1% INCOME (LOSS) BEFORE INCOME TAXES 48,827 6.2% (212,498) (43.8)% (27,874) (3.8)% INCOME TAX EXPENSE (BENEFIT) 6,121 0.8% 31,533 6.5% (9,588) (1.3)% NET INCOME (LOSS) $41,768 5.3% $(244,148) (50.3)% $(19,155) (2.6)% NET INCOME (LOSS) PER SHARE BASIC $0.67 $(3.90) $(0.29) DILUTED $0.64 $(3.90) $(0.29) WEIGHTED-AVERAGE SHARES BASIC 62,380 62,541 66,540 DILUTED 65,305 62,541 66,540 Q1 2021 RESULTS INCOME STATEMENT

24 FINANCIAL POSITION, LIQUIDITY & CAPITAL ALLOCATION

25 CASH & EQUIVALENTS $909M AS COMPARED TO $704M LAST YEAR SHORT-TERM BORROWINGS NO BORROWINGS OUTSTANDING UNDER ABL FACILITY AS COMPARED TO $210M LAST YEAR $223M OF BORROWING AVAILABLE UNDER ABL FACILITY AS OF MAY 1, 2021 GROSS LONG-TERM BORROWINGS $350M OUTSTANDING AS COMPARED TO $233M LAST YEAR INVENTORIES $389M DOWN 9% FROM LAST YEAR * Liquidity is comprised of cash and equivalents and borrowing available under the ABL Facility. FINANCIAL POSITION, LIQUIDITY & CAPITAL ALLOCATION FINANCIAL POSITION AND LIQUIDITY SUMMARY

26 (in thousands) NET CASH PROVIDED BY OPERATING ACTIVITIES CAPITAL EXPENDITURES FREE CASH FLOW (1) FY 2016 $185,169 $140,844 $44,325 FY 2017 $287,658 $107,001 $180,657 FY 2018 $352,933 $152,393 $200,540 FY 2019 $300,685 $202,784 $97,901 FY 2020 $404,918 $101,910 $303,008 (1) Free cash flow is a non-GAAP measure and is computed by subtracting capital expenditures from net cash provided by operating activities, both of which are disclosed in the table above, preceding the measure of free cash flow. YEAR TO DATE PERIOD ENDED (in thousands) MAY 1, 2021 MAY 2, 2020 NET CASH USED FOR OPERATING ACTIVITIES $(131,350) $(140,776) NET CASH (USED FOR) PROVIDED BY INVESTING ACTIVITIES $(14,404) $3,010 NET CASH (USED FOR) PROVIDED BY FINANCING ACTIVITIES $(53,191) $171,668 FINANCIAL POSITION, LIQUIDITY & CAPITAL ALLOCATION CASH FLOW SUMMARY

27 SHARE REPURCHASES (in thousands, except for average cost) NUMBER OF SHARES COST AVERAGE COST DIVIDENDS TOTAL FY 2016 — $— $— $54,066 $54,066 FY 2017 — $— $— $54,392 $54,392 FY 2018 2,932 $68,670 $23.42 $53,714 $122,384 FY 2019 3,957 $63,542 $16.06 $51,510 $115,052 FY 2020 1,397 $15,172 $10.86 $12,556 $27,728 YTD 2021 1,077 $35,249 $32.72 $— $35,249 In order to preserve liquidity and increase financial flexibility in light of COVID-19, during fiscal 2020 the company suspended its share repurchase and dividend programs. The Company has since resumed share repurchase activity. At the end of Q1 2021, the Company had approximately 8.9 million shares remaining available for purchase under its publicly announced February 2021 stock repurchase authorization. (in thousands) FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 Q1 2021 ENDING SHARES OUTSTANDING 67,758 68,195 66,227 62,786 62,399 61,935 FINANCIAL POSITION, LIQUIDITY & CAPITAL ALLOCATION SHARE REPURCHASES AND DIVIDENDS

28 (in thousands) MAY 1, 2021 JANUARY 30, 2021 MAY 2, 2020 CASH AND EQUIVALENTS $909,008 $1,104,862 $703,989 RECEIVABLES 107,821 83,857 88,639 INVENTORIES 388,633 404,053 426,594 OTHER CURRENT ASSETS 78,727 68,857 67,412 TOTAL CURRENT ASSETS $1,484,189 $1,661,629 $1,286,634 PROPERTY AND EQUIPMENT, NET 533,773 550,587 654,784 OPERATING LEASE RIGHT-OF-USE ASSETS 839,003 893,989 1,133,618 OTHER ASSETS 213,585 208,697 216,795 TOTAL ASSETS $3,070,550 $3,314,902 $3,291,831 ACCOUNTS PAYABLE $236,667 $289,396 $162,747 ACCRUED EXPENSES 321,906 396,365 285,799 SHORT-TERM PORTION OF BORROWINGS — — 210,000 SHORT-TERM PORTION OF OPERATING LEASE LIABILITIES 231,750 248,846 307,173 INCOME TAXES PAYABLE 26,672 24,792 8,232 TOTAL CURRENT LIABILITIES $816,995 $959,399 $973,951 LONG-TERM PORTION OF OPERATING LEASE LIABILITIES 844,401 957,588 1,184,448 LONG-TERM BORROWINGS, NET 344,278 343,910 232,178 OTHER LIABILITIES 114,926 104,693 103,188 TOTAL LONG-TERM LIABILITIES $1,303,605 $1,406,191 $1,519,814 TOTAL ABERCROMBIE & FITCH CO. STOCKHOLDERS EQUITY 941,174 936,628 790,239 NONCONTROLLING INTEREST 8,776 12,684 7,827 TOTAL STOCKHOLDERS' EQUITY $949,950 $949,312 $798,066 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY $3,070,550 $3,314,902 $3,291,831 FINANCIAL POSITION, LIQUIDITY & CAPITAL ALLOCATION BALANCE SHEET

29 YEAR TO DATE PERIOD ENDED (in thousands) MAY 1, 2021 MAY 2, 2020 NET CASH USED FOR OPERATING ACTIVITIES $(131,350) $(140,776) PURCHASES OF PROPERTY AND EQUIPMENT (14,404) (46,990) WITHDRAWAL OF FUNDS FROM RABBI TRUST ASSETS — 50,000 NET CASH (USED FOR) PROVIDED BY INVESTING ACTIVITIES $(14,404) $3,010 PROCEEDS FROM BORROWINGS UNDER THE ABL FACILITY — 210,000 PAYMENT OF DEBT ISSUANCE OR MODIFICATION COSTS AND FEES (1,490) — PURCHASES OF COMMON STOCK (35,249) (15,172) DIVIDENDS PAID — (12,556) OTHER FINANCING ACTIVITIES (16,452) (10,604) NET CASH (USED FOR) PROVIDED BY FINANCING ACTIVITIES $(53,191) $171,668 EFFECT OF FOREIGN CURRENCY EXCHANGE RATES ON CASH (1,021) (3,891) NET (DECREASE) INCREASE IN CASH AND EQUIVALENTS, AND RESTRICTED CASH AND EQUIVALENTS $(199,966) $30,011 CASH AND EQUIVALENTS, AND RESTRICTED CASH AND EQUIVALENTS, BEGINNING OF PERIOD $1,124,157 $692,264 CASH AND EQUIVALENTS, AND RESTRICTED CASH AND EQUIVALENTS, END OF PERIOD $924,191 $722,275 FINANCIAL POSITION, LIQUIDITY & CAPITAL ALLOCATION STATEMENT OF CASH FLOWS

30 APPENDIX

APPENDIX

RECONCILIATION OF GAAP TO NON-GAAP RESULTS

NET SALES	Q1 2021	Q1 2020	Δ %
GAAP	$781,405	$485,359	61%
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (1)	—	12,273	(4)%
NON-GAAP CONSTANT CURRENCY BASIS	$781,405	$497,632	57%

GROSS PROFIT	Q1 2021	Q1 2020	Δ BPS (2)
GAAP	$495,134	$264,145	900
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (1)	—	7,384	(20)
NON-GAAP CONSTANT CURRENCY BASIS	$495,134	$271,529	880

OPERATING INCOME (LOSS)	Q1 2021	Q1 2020	Δ BPS (2)
GAAP	$57,433	$(209,127)	5,040
EXCLUDED ITEMS (3)	(2,664)	(42,928)	850
ADJUSTED NON-GAAP	$60,097	$(166,199)	4,190
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (1)	—	(900)	(60)
ADJUSTED NON-GAAP CONSTANT CURRENCY BASIS	$60,097	$(167,099)	4,130

NET INCOME (LOSS) PER DILUTED SHARE	Q1 2021	Q1 2020	Δ $
GAAP	$0.64	$(3.90)	$4.54
EXCLUDED ITEMS, NET OF TAX (3)	(0.03)	(0.62)	0.59
ADJUSTED NON-GAAP	$0.67	$(3.29)	$3.96
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (1)	—	(0.01)	0.01
ADJUSTED NON-GAAP CONSTANT CURRENCY BASIS	$0.67	$(3.30)	$3.97

(1) The impact from foreign currency is determined by applying current period exchange rates to prior year results and is net of the year-over-year impact from hedging. The per diluted share impact from foreign currency is calculated using a 26% tax rate.
(2) The estimated basis point impact has been rounded based on the percentage change.
(3) Excludes pre-tax store asset impairment charges.

31

32 (1) The tax effect of excluded items, calculated as the difference between the tax provision on a GAAP basis and an adjusted non-GAAP basis. (in thousands) Q1 2021 GAAP EXCLUDED ITEMS Q1 2021 NON-GAAP ASSET IMPAIRMENT, EXCLUSIVE OF FLAGSHIP STORE EXIT CHARGES $2,664 $2,664 $— OPERATING INCOME 57,433 (2,664) 60,097 INCOME BEFORE INCOME TAXES 48,827 (2,664) 51,491 INCOME TAX EXPENSE (1) 6,121 (449) 6,570 NET INCOME $41,768 $(2,215) $43,983 NET INCOME PER DILUTED SHARE $0.64 $(0.03) $0.67 DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING 65,305 65,305 (in thousands) Q1 2020 GAAP EXCLUDED ITEMS Q1 2020 NON-GAAP ASSET IMPAIRMENT, EXCLUSIVE OF FLAGSHIP STORE EXIT CHARGES $42,928 $42,928 $— OPERATING LOSS (209,127) (42,928) (166,199) LOSS BEFORE INCOME TAXES (212,498) (42,928) (169,570) INCOME TAX EXPENSE (1) 31,533 (4,432) 35,965 NET LOSS $(244,148) $(38,496) $(205,652) NET LOSS PER DILUTED SHARE $(3.90) $(0.62) $(3.29) DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING 62,541 62,541 APPENDIX RECONCILIATION OF GAAP TO NON-GAAP RESULTS